                                                                     EXHIBIT 4.1
PP

                         PSINet Inc.
    INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK                               CUSIP 74437C 30 9
                                                                SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

This Certifies that



is the owner of


SHARES OF THE 6 3/4% SERIES C CUMULATIVE CONVERTIBLE PREFERRED STOCK, PAR VALUE
                           $.01 PER SHARE, OF

PSINet Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation and By-laws of the Corporation and all amendments thereto, and any restrictions on the reverse side hereof, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

              WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

              Dated:



            Corporate Secretary            Chairman and Chief Executive Officer


            Countersigned and Registered:
                    First Chicago Trust Company of New York
                                                Transfer Agent and Registrar


                    By
                                                        Authorized Signature

                                  PSINet Inc.

        THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES OF ANY CLASS OF PREFERRED STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE SO FAR AS THE SAME HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                           UNIF GIFT MIN ACT _ . . . . . . . . . . Custodian . . . . . . . . .
                                                                                  (Cust)                        (Minor)
TEN ENT - as tenants by the entireties                                                         under Uniform Gifts to Minors

JT TEN  - as joint tenants with right                                                          Act . . . . . . . . . . . . .
          of survivorship and not as                                                                         (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, ________   hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
----------------------
|                    |
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  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE.
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Dated, _________________________ SIGNATURE(S) GUARANTEED



                        BY__________________________________________
                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17ad.-15ER.